UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 1, 2021

Enviva Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7272 Wisconsin Ave.	Suite 1800
Bethesda,	MD	20814
(Address of principal executive offices)		(Zip code)

(301)	657-5560
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	EVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.
On July 1, 2021, Enviva, LP (“ELP”), a Delaware limited partnership and a wholly owned subsidiary of Enviva Partners, LP (the “Partnership”), Enviva Holdings, LP, a Delaware limited partnership (the “Sponsor”), and Enviva Development Holdings, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Sponsor, consummated the transactions contemplated by the previously announced contribution agreement dated June 3, 2021 (the “Contribution Agreement”). Pursuant to the Contribution Agreement, ELP purchased all of the limited liability company interests in Enviva JV2 Holdings, LLC, the indirect owner of a wood pellet production plant under construction in Lucedale, Mississippi (the “Lucedale plant”) and a deep-water marine terminal under construction in Pascagoula, Mississippi (the “Pascagoula terminal”) for cash consideration of approximately $260 million and the assumption of approximately $85 million in construction costs, subject to certain adjustments (the “Drop-Down”). In connection with the Drop-Down, the Sponsor assigned to ELP certain of its rights and obligations under certain off-take and related shipping contracts (collectively with the Drop-Down, the “Acquisitions”).
Make-Whole Agreement
Only July 1, 2021, in connection with the consummation of the Acquisitions, the Partnership indirectly entered into a make-whole agreement with the Sponsor, pursuant to which (i) the Sponsor agreed to guarantee certain cash flows from the Lucedale plant during the period from and including the quarter ended on September 30, 2021 through and including the five quarters (or, if the commercial operations date of the Lucedale plant is on the first day of a quarter, four quarters) following the quarter in which the commercial operations date of the Lucedale plant occurs (the “Make-Whole Term”), (ii) the Sponsor agreed to reimburse the Partnership for construction costs in excess of budgeted capital expenditures for the Pascagoula terminal and Lucedale plant, subject to certain exceptions, and (iii) the Partnership agreed to pay to the Sponsor quarterly incentive payments for any wood pellets produced by the Lucedale plant in excess of forecast production levels during the Make-Whole Term.
Management Services Fee Waiver
On July 1, 2021, in connection with the consummation of the Acquisitions, the Partnership and Enviva Management Company, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Sponsor (“Enviva Management Company”), entered into an agreement pursuant to which Enviva Management Company agreed to waive an aggregate of approximately $53 million in fees that otherwise would have been owed by the Partnership under the Partnership’s management services agreement with Enviva Management Company with respect to the period from the closing of the Acquisitions through the fourth quarter of 2023. From January 1, 2022 through December 31, 2024, and prior to the first month during which the Lucedale plant produces 62,500 metric tons of wood pellets, Enviva Management Company will waive additional management service fees for any calendar quarter if certain production levels are not met for such quarter. The total amount of such conditional fee waiver is up to $4 million.
Item 2.01. Completion of Acquisition or Disposition of Assets.
The information set forth above in Item 1.01 with respect to the consummation of the Acquisitions is incorporated herein by reference. The amount and composition of the consideration for the Acquisitions was approved by a conflicts committee (the “Conflicts Committee”) consisting of certain independent members of the board of directors of Enviva Partners GP, LLC, a Delaware limited liability company and the general partner of the Partnership. The Conflicts Committee retained legal and financial advisors to assist it in evaluating and negotiating the Contribution Agreement. In approving the terms of the Contribution Agreement, the Conflicts Committee based its decision in part on an opinion from its independent financial advisor that the consideration to be paid by the Partnership for the Acquisitions is fair, from a financial point of view, to the Partnership and the Unaffiliated Common Unitholders (as defined in such opinion).
Cautionary Statement on Forward-Looking Statements
This Current Report on Form 8-K (this “Current Report”) includes “forward-looking statements” within the meaning of federal securities laws. Such forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Partnership’s control. All statements included in this Current Report, other than historical facts, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report. Although the Partnership believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements.
Item 7.01. Regulation FD.
On July 1, 2021, the Partnership issued a press release announcing the completion of the Acquisitions. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report, including Exhibit 99.1, is being “furnished” and shall not be deemed to be “filed” by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The financial statements required by this Item 9.01 will be filed by amendment to this Current Report within 71 calendar days after the date on which this Current Report is required to be filed.
(b) Pro Forma Financial Information.
The pro forma financial statements required by this Item 9.01 will be filed by amendment to this Current Report within 71 calendar days after the date on which this Current Report is required to be filed.
(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1†	Management Services Agreement Fee Waiver, dated July 1, 2021, by and among Enviva Partners, LP, Enviva Partners GP, LLC and the other parties named therein.
10.2†	Make-Whole Agreement, dated July 1, 2021, by and between Enviva Holdings, LP and Enviva, LP.
99.1	Press release titled “Enviva Partners, LP Completes Previously Announced Accretive Drop-Down Transactions,” dated July 1, 2021.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.
† Management Contract or Compensatory Plan or Arrangement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA PARTNERS, LP

	By:	Enviva Partners GP, LLC, as its sole general partner

Date: July 1, 2021	By:	/s/ Jason E. Paral
	Name:	Jason E. Paral
	Title:	Vice President, Associate General Counsel and Secretary

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